FIRST AMENDMENT TO CREDIT AGREEMENT

Parties:

“CoBank”:	CoBank, ACB 5500 South Quebec Street Greenwood Village, Colorado 80111

“Borrower”:	CHS Inc. 5500 Cenex Drive Inver Grove Heights, Minnesota 55077

“Syndication Parties”:	Whose signatures appear below

Execution Date:	As of May 20, 2004

Recitals:

     A. CoBank (in its capacity as the Administrative Agent (“Agent”) and as a Syndication Party) , the Syndication Parties identified on Schedule 1 thereto, and Borrower entered into that certain Credit Agreement (Revolving Loan) dated as of May 21, 2003 (as amended, modified, or supplemented from time to time, the “Credit Agreement”) pursuant to which CoBank and such Syndication Parties have extended certain credit facilities to Borrower under the terms and conditions set forth in the Credit Agreement.

     B. Borrower has requested that the Agent and the Syndication Parties extend the 364-Day Maturity Date and the 3-Year Maturity Date and increase the 364-Day Commitment and the 3-Year Commitment, which the Agent and the Syndication Parties are willing to do under the terms and conditions as set forth in this First Amendment to Credit Agreement (“First Amendment”).

     C. CoBank, as Administrative Agent, gave written notification (“Renewal Notice”) (i) to those Syndication Parties that had an Individual 364-Day Commitment seeking a renewal of their respective Individual 364-Day Commitments; and (ii) to all Syndication Parties seeking their consent to (A) an extension of the 364-Day Maturity Date, (B) an extension of the 3-Year Maturity Date, and (C) the other amendments to the Credit Agreement set forth in this First Amendment, in each case pursuant to the provisions of Section 16.10 of the Credit Agreement.

     D. The Syndication Parties that had Individual Commitments have provided the Administrative Agent with written notice of their agreement to continue to maintain Individual 364-Day Commitments and to extend their Individual 3-Year Commitments, and one or more institutions, which were not Syndication Parties prior to the date hereof, have agreed to become Syndication Parties as indicated on Schedule A hereto and by their execution of this Amendment Agreement and their execution of a Syndication Adoption Agreement.

Agreement:

     Now, therefore, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Amendments to Credit Agreement. The Credit Agreement is amended as of the Effective Date as follows:

     1.1 The following Sections of Article 1 are hereby amended in their entirety to read as follows:

     1.160 364-Day Commitment: shall be $750,000,000, subject to reduction as provided in Section 2.8 hereof.

      1.167 364-Day Maturity Date: May 19, 2005.

      1.173 3-Year Commitment: shall be $150,000,000, subject to reduction as provided in Section 3.8 hereof.

      1.180 3-Year Maturity Date: May [21], 2007.

      1.2 The following new Sections are added to Article 1, reading as follows:

      1.184 Borrower Indemnification Payment: shall have the meaning set forth in Section 4.12.

      1.185 CCC: shall have the meaning set forth in Section 4.12.

      1.186 CCC Guarantee: shall have the meaning set forth in Section 4.12.

      1.187 Confirmation Amount: shall have the meaning set forth in Section 4.12.

      1.188 Confirmation Request: shall have the meaning set forth in Section 4.12.

      1.189 Export Grain Transaction: means a transaction whereby Borrower has agreed to sell grain to a purchaser (“Importer”) located in a country other than the United States under circumstances whereby the transaction will be eligible for issuance of a Credit Guarantee Assurance by the U.S. Commodity Credit Corporation under the United States Export Credit Guarantee Programs GSM-102 or GSM—103.

      1.190 Importer: shall have the meaning set forth in Section 1.189.

      1.191 Importer LC: shall have the meaning set forth in Section 4.12.

      1.192 Indemnification Date: shall have the meaning set forth in Section 4.12.

      1.193 LC Confirmation: shall have the meaning set forth in Section 4.12.

      1.194 LC Confirmation Commitment: means $3,000,000.

      1.3 A new Section 4.12 is added reading as follows:

     4.12 LC Confirmation Indemnification. In connection with any Export Grain Transaction, Borrower may, subject to the terms and conditions of this Section, at any time before 2:30 P.M. (Central time) on a Banking Day, request CoBank (acting in its individual capacity and not as Administrative Agent or Syndication Party) to confirm (“LC Confirmation”) the letter of credit issued by the applicable Importer’s bank (“Importer LC”), in accordance with the provisions of this Section. Borrower’s request for an LC Confirmation (“Confirmation Request”) may be made orally or in writing by facsimile (if orally, shall be confirmed in writing on the same Banking Day), must be directed to CoBank, with a copy to the Administrative Agent, and must (a) identify (i) the Export Grain Transaction, (ii) the Importer LC (and, if available, attach a copy of the Importer LC), and (iii) the issuer of the Importer LC, in each case for which the LC Confirmation is being requested; (b) specify the dollar amount to be covered by the LC Confirmation (“Confirmation Amount”), and (c) be accompanied by a written confirmation from the U.S. Department of Agriculture that (i) the Export Grain Transaction has been registered with the Commodity Credit Corporation (“CCC”) and the guarantee fee has been submitted to the CCC. In the event CoBank has not received the Credit Guarantee Assurance letter issued by the CCC (“CCC Guarantee”) and an assignment thereof to CoBank, on or before the thirtieth (30th) day following the date of CoBank’s issuance of the LC Confirmation (“Indemnification Date”), Borrower shall promptly, but no later than 3:30 P.M. on the Banking Day following the Indemnification Date, reimburse CoBank in full for the Confirmation Amount plus any additional costs or fees incurred by CoBank in connection therewith (“Borrower Indemnification Payment”). Such reimbursement may, at Borrower’s discretion, but subject to the conditions of this Credit Agreement, be made by an Advance under the 3-Year Facility. In the event the CCC Guarantee, and written assignment thereof from Borrower to CoBank, with respect to a specific LC Confirmation is received by CoBank on or before the Indemnification Date, Borrower shall have no further obligations regarding such LC Confirmation. LC Confirmations shall be made only by CoBank and CoBank shall be entitled to retain for its account the full amount of any fees charged to Borrower for the issuance an any LC Confirmation. Borrower’s entitlement to receive, and the CoBank’s obligation to issue, any LC Confirmation shall be subject to the conditions and limitations set forth in Section 3.1 hereof and applicable to 3-Year Advances generally, and, in addition, the aggregate amount of all outstanding LC Confirmations shall not at any time exceed the LC Confirmation Commitment. Until such time as a CCC Guarantee is issued, or Borrower makes the required Borrower Indemnification Payment with respect to a specific LC Confirmation, the Confirmation Amount of such LC Confirmation shall be included in CoBank’s Individual Outstanding 3-Year Obligations. LC Confirmations are not Letters of Credit for the purposes of this Agreement.

     1.4 Clause (e) of Section 13.1 is hereby amended so that the entire Section 13.1 reads as follows:

      13.1 Borrowing. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) create, incur, assume or permit to exist, directly or indirectly, any Debt, except for: (a) Debt of Borrower arising under this Credit Agreement and the other Loan Documents; (b) trade payables arising in the ordinary course of business; (c) Capital Leases in existence from time to time; (d) current operating liabilities (other than for borrowed money) incurred in the ordinary course of business; (e) unsecured Debt arising under uncommitted lines of credit; provided that the maximum principal amount that may be outstanding at any one time shall not exceed $100,000,000; (f) Debt in existence on the date hereof as set forth in Exhibit 13.1 attached hereto; (g) unsecured long-term Debt; (h) Debt of Borrower incurred pursuant to the Term Loan Credit Agreement; (i) documentary and standby letters of credit issued at the request of Borrower or any Restricted Subsidiary by a financial institution other than the Letter of Credit Bank or a Syndication Party, provided the aggregate principal amount outstanding under such letters of credit together with the undrawn face amount under all of the Letters of Credit does not exceed $75,000,000, and provided further that the aggregate principal amount outstanding under such letters of credit together with all 3-Year Advances, the undrawn face amount of all the Letters of Credit and unreimbursed obligations with respect to payments made under all the Letters of Credit shall not exceed the 3-Year Commitment; and (j) such other Debt agreed upon in writing between Borrower and the Syndication Parties.

     1.5 Subsection 16.10.1(a) is amended to read as follows:

     (a) Amending the definition of Required Lenders as set forth herein or amending Subsections 16.10.1 or 16.10.2; or

     1.6 Schedule 1 to the Credit Agreement is replaced in its entirety by Schedule 1 hereto, and each of the Syndication Parties acknowledges and agrees that it is obligated to provide the Individual 364-Day Commitment and the Individual 3-Year Commitment shown by its name on Schedule 1, subject to reduction in accordance with Sections 2.8 and 3.8, respectively.

     2. Conditions to Effectiveness of this First Amendment. The effectiveness of this First Amendment is subject to satisfaction, in the Administrative Agent’s sole discretion, of each of the following conditions precedent (the date on which all such conditions precedent are so satisfied shall be the "Effective Date”):

     2.1 Representations and Warranties. The representations and warranties of Borrower in the Credit Agreement shall be true and correct in all material respects on and as of the Effective Date as though made on and as of such date.

     2.2 No Event of Default. No Event of Default shall have occurred and be continuing under the Credit Agreement as of the Effective Date of this First Amendment.

     2.3 Execution of Documents. The Administrative Agent shall have received (a) this First Amendment executed by the Administrative Agent, Borrower, and each Syndication Party; (b) Syndication Adoption Agreements executed by each of the new Syndication Parties; and (c) such new or replacement 364-Day Facility Notes and such new or replacement 3-Year Facility Notes, executed by Borrower, as the Administrative Agent shall require to reflect the increase in the Aggregate 364-Day Commitment and in the Aggregate 3-Year Commitment and any transfers by or among the Syndication Parties.

     2.4 Corporate Resolution; Legal Opinion. The Administrative Agent shall have received (a) a certificate of Borrower’s corporate secretary certifying as to resolutions of Borrower’s board of directors authorizing the execution of this First Amendment and the transactions described herein; and (b) an opinion of Borrower’s legal counsel as to Borrower’s due authorization of this First Amendment and such other matters as the Administrative Agent may reasonably require.

     2.5 Payment of Fees and Expenses. Borrower shall have paid the Administrative Agent, by wire transfer of immediately available federal funds (a) all fees presently due under the Credit Agreement; (b) all expenses owing as of the Effective Date pursuant to Section 17.1 of the Credit Agreement; and (c) the fees as set forth in the Fee Letter dated March 3, 2004 by and between the Administrative Agent and Borrower.

     3. General Provisions.

     3.1 No Other Modifications. The Credit Agreement, as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

     3.2 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of Borrower, Agent, and the Syndication Parties, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder.

     3.3 Definitions. Capitalized terms used, but not defined, in this First Amendment shall have the meaning set forth in the Credit Agreement.

     3.4 Severability. Should any provision of this First Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this First Amendment and all remaining provision of this First Amendment shall be fully enforceable.

     3.5 Governing Law. To the extent not governed by federal law, this First Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

     3.6 Headings. The captions or headings in this First Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this First Amendment.

     3.7 Counterparts. This First Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. Any party delivering an executed counterpart of this First Amendment by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this First Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this First Amendment.

     3.8 Release. BORROWER HEREBY RELEASES, WAIVES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT AND EACH SYNDICATION PARTY AND EACH OF THEIR RESPECTIVE SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS FROM ALL KNOWN AND UNKNOWN, ABSOLUTE AND CONTINGENT, CLAIMS, DEFENSES, SETOFFS, COUNTERCLAIMS, CAUSES OF ACTION, ACTIONS, SUITS OR OTHER LEGAL PROCEEDINGS OF ANY KIND EXISTING OR ACCRUED AS OF THE DATE OF THIS FIRST AMENDMENT IN FAVOR OF BORROWER.

[Signatures to follow on next page.]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the Effective Date.

ADMINISTRATIVE AGENT:	CoBank, ACB
By:
Name:
		Title:	Vice President

BORROWER:	CHS Inc.
By:
Name:
Title:

SYNDICATION PARTIES:	CoBank, ACB
By:
Name:
		Title:	Vice President

SunTrust Bank
By:
Name:
	Title:	Vice President

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International” New York Branch
By:
Name:
Title:

By:
Name:
Title:

Harris Trust and Savings Bank
By:
Name:
	Title:	Vice President

Wells Fargo Bank, National Association
By:
Name:
	Title:	Vice President

BNP Paribas
By:
Name:
	Title:	Vice President

By:
Name:
	Title:	Vice President

Deere Credit, Inc.
By:
Name:
	Title:	Vice President

Bank of America, N.A.
By:
Name:
	Title:	Vice President

The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch
By:
Name:
	Title:	Vice President

Fortis Capital Corp.
By:
Name:
	Title:	Vice President

The Bank of Nova Scotia
By:
Name:
	Title:	Vice President

U.S. Bank National Association
By:
Name:
	Title:	Vice President

Natexis Banques Populaires
By:
Name:
	Title:	Vice President

By:
Name:
	Title:	Vice President

AgFirst Farm Credit Bank
By:
Name:
	Title:	Vice President

Calyon New York Branch (formerly known as Credit Agricole Indosuez)
By:
Name:
	Title:	Vice President

By:
Name:
	Title:	Vice President

National City Bank of Indiana
By:
Name:
	Title:	Vice President

M&I Marshall & Ilsley Bank
By:
Name:
	Title:	Vice President

By:
Name:
	Title:	Vice President

UFJ Bank Limited
By:
Name:
	Title:	Vice President